UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K is being filed in connection with the consummation on October 15, 2013 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 24, 2013 (as amended, the “Merger Agreement”), by and among MPG Office Trust, Inc., a Maryland corporation (the “Company”), MPG Office, L.P., a Maryland limited partnership (the “Partnership”), Brookfield DTLA Holdings LLC, a Delaware limited liability company that was converted from a Delaware limited partnership on May 10, 2013 (“Brookfield DTLA”), Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (“Sub REIT”), Brookfield DTLA Fund Office Trust Inc., a Maryland corporation (“REIT Merger Sub”), and Brookfield DTLA Fund Properties LLC, a Maryland limited liability company (“Partnership Merger Sub”) (Brookfield DTLA, Sub REIT, REIT Merger Sub and Partnership Merger Sub, collectively, the “Brookfield Parties”). Pursuant to the Merger Agreement, (i) on October 15, 2013, the Company merged with and into REIT Merger Sub (the “Company Merger”), with REIT Merger Sub continuing as the surviving corporation (the “Surviving Corporation”); and (ii) on October 15, 2013, Partnership Merger Sub merged with and into the Partnership (the “Partnership Merger” and together with the Company Merger, the “Mergers”), with the Partnership continuing as the surviving limited partnership (the “Surviving Partnership”).

After the completion of the Company Merger, the Surviving Corporation became a direct subsidiary of Sub REIT. Sub REIT is a direct subsidiary of Brookfield DTLA and an indirect subsidiary of Brookfield Office Properties Inc., formed for the purpose of consummating the transactions contemplated by the Merger Agreement. Sub REIT will be a holding company with minimal assets other than the capital stock of its subsidiaries. Sub REIT’s direct and indirect subsidiaries will conduct all of its operations and will be the source of substantially all of its income.

At the effective time of the Company Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive $3.15 per share (the “Merger Consideration”), without interest and less any required withholding taxes. In connection with the Company Merger, immediately prior to the Effective Time, (i) each outstanding option to purchase Company Common Stock (collectively, “Company Stock Options”), whether or not then exercisable and regardless of the exercise price thereof (other than those Company Stock Options where the exercise price per share was equal to or greater than the Merger Consideration, which were canceled without any payment), was canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to the product of (A) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time and (B) the excess of the Merger Consideration over the exercise price per share of such Company Stock Option, (ii) each outstanding restricted share ceased to be subject to any forfeiture or vesting conditions and each such share was automatically converted into, and canceled in exchange for, the right to receive the Merger Consideration, without interest, in accordance with the terms and conditions of the conversion of the Company Common Stock described above, and (iii) each outstanding restricted stock unit, including the right to receive Company Common Stock or cash that was, pursuant to the terms of the applicable restricted stock unit agreements, distributable with respect to such outstanding restricted stock unit upon or by reference to a change in control was canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to the product of (A) the number of shares of Company Common Stock subject to such restricted stock unit immediately prior to the Effective Time and (B) the Merger Consideration.

Immediately prior to the consummation of the Company Merger, certain affiliates of the Brookfield Parties completed a cash tender offer (the “Tender Offer”) to acquire all of the issued and outstanding shares of the Company’s 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Company Preferred Stock”) for an offer price of $25.00 per share, without interest and less any required withholding taxes. The depositary for the Tender Offer has indicated that 372,901 shares of Company Preferred Stock were validly tendered in the Tender Offer, and all shares validly tendered were accepted for purchase. Each share of Company Preferred Stock that was not validly tendered in the Tender Offer remained outstanding and, at the Effective Time, was converted into, and canceled in exchange for, one share of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Sub REIT (“Sub REIT Preferred Stock”).

At the effective time of the Partnership Merger, (i) each limited partner common unit (other than such units held by the Company or any subsidiary, or acquired pursuant to any investment by an affiliate in the Partnership or via partnership redemptions) will be automatically converted into, and canceled in exchange for, the right to receive an amount equal to the Merger Consideration, without interest, (ii) each general partner common unit of the Partnership will remain outstanding as one general partner common unit of the Surviving Partnership, (iii) each general partner preferred unit of the Partnership will remain outstanding as one general partner preferred unit of the Surviving Partnership, and (iv) the membership interest in Partnership Merger Sub held by REIT Merger Sub will be automatically canceled, retired and cease to exist. No payment was made for any limited liability company interest in the Partnership Merger Sub and each such interest was automatically canceled, retired and ceased to exist.

References to, and descriptions of, the Merger Agreement as set forth herein are not intended to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is included herewith as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Mergers, the Company notified the New York Stock Exchange (the “NYSE”) on October 15, 2013 that each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the Merger Consideration and each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive one share of Sub REIT Preferred Stock. The Company has requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) notifications of removal from listing on Form 25 with respect to the Company Common Stock and the Company Preferred Stock to suspend the trading of the Company Common Stock and the Company Preferred Stock following the close of trading on the NYSE on October 15, 2013.

Item 3.03	Material Modification to Rights of Security Holders.

As discussed above, each share of Company Preferred Stock issued and outstanding at the Effective Time that was not tendered in the Tender Offer was converted into, and canceled in exchange for, one share of Sub REIT Preferred Stock. The rights, terms and conditions of Sub REIT Preferred Stock are substantially identical to those applicable to the Company Preferred Stock under the Company’s organizational documents. Copies of the organizational documents of Sub REIT are included herewith as Exhibits 3.1, 3.2, 4.1 and 4.2 and are incorporated herein by reference.

Sub REIT is the sole owner of the Surviving Corporation and holds all of the issued and outstanding shares of the common stock and 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Surviving Corporation Series A Stock”), of the Surviving Corporation, which constitutes all of the issued and outstanding capital stock of the Surviving Corporation other than shares of Series B Cumulative Nonvoting Preferred Stock, par value $0.01 per share (the “Surviving Corporation Series B Stock”), having an initial aggregate liquidation preference of approximately $125,000 ($1,000 per share) issued to approximately 125 stockholders in order to satisfy certain requirements for the Surviving Corporation to be treated as a REIT under the Internal Revenue Code of 1986, as amended. The Surviving Corporation Series B Stock will rank junior as to dividends and upon liquidation to the Surviving Corporation Series A Stock held by Sub REIT.

See also Items 2.01 and 3.01 of this Current Report on Form 8-K above, which information is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

On October 15, 2013, pursuant to the terms of the Merger Agreement, the Company merged with and into REIT Merger Sub, with REIT Merger Sub continuing as the surviving corporation. REIT Merger Sub is a direct subsidiary of Sub REIT, which is a direct subsidiary of Brookfield DTLA. As previously discussed, Sub REIT holds all of the issued and outstanding shares of common stock and Surviving Corporation Series A Stock of the Surviving Corporation. Brookfield DTLA directly holds all of the outstanding common stock of Sub REIT and indirectly holds 3.83% of the Sub REIT Preferred Stock.

The aggregate consideration paid in connection with the Company Merger consisted of approximately (i) $181,251,680.40 paid for shares of Company Common Stock, (ii) $7,950,848.12 paid in exchange for in-the-money Company Stock Options, restricted shares and restricted stock units, (iii) $9,322,525.00 paid to holders of Company Preferred Stock who tendered their shares in the Tender Offer, and (iv) 9,357,469 shares of Sub REIT Preferred Stock issued to the former holders of Company Preferred Stock (other than affiliates of Brookfield DTLA) in exchange for their untendered shares of Company Preferred Stock. Sub REIT, REIT Merger Sub and their respective subsidiaries have been capitalized through a cash contribution of $190 million from Brookfield DTLA, which funds will be used to acquire the outstanding shares of Company Common Stock in the Company Merger.

Immediately following the Effective Time, Partnership Merger Sub, a subsidiary of REIT Merger Sub, merged with and into the Partnership, a subsidiary of the Company, with the Partnership continuing as the surviving limited partnership and a subsidiary of REIT Merger Sub.

See also Item 5.02 of this Current Report on Form 8-K below, which information is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Company Merger and pursuant to the Merger Agreement, the Company ceased to exist and REIT Merger Sub continued as the surviving corporation. As a result of the Company Merger and pursuant to the Merger Agreement, at the Effective Time, all of the directors of the Company, other than Robert M. Deutschman and Edward J. Ratinoff, resigned from their positions as directors of the Company and the following individuals, together with Messrs. Deutschman and Ratinoff, became directors of the Surviving Corporation: Mitchell E. Rudin, G. Mark Brown, Bryan K. Davis and Brett M. Fox. As a result of the Company Merger and pursuant to the Merger Agreement, simultaneous with the appointment of the board of directors of the Surviving Corporation described above, the officers of REIT Merger Sub became the officers of the Surviving Corporation. As a result, the following individuals were appointed as officers of the Surviving Corporation: Mitchell E. Rudin (President and Chief Executive Officer, US Commercial Operations), Bryan K. Davis (Chief Financial Officer), G. Mark Brown (Global Chief Investment Officer), Paul L. Schulman (Chief Operating Officer, US Commercial Operations), Edward F. Beisner (Senior Vice President and Controller), Kathleen G. Kane (Senior Vice President and General Counsel), Michelle L. Campbell (Vice President, Compliance Secretary), Jonathan Kramer (Vice President & Associate General Counsel), Michael McNamara (Senior Vice President, Head of US Acquisitions and Dispositions) and Phyllis F. Moore (Assistant Secretary). Biographical information regarding the identity and business experience of each of the directors and officers of REIT Merger Sub, each of whom became a director and/or officer of Sub REIT effective as of the consummation of the Company Merger, is set forth on Schedule I to the prospectus (Registration No. 333-189273) (the “Prospectus”) filed by Sub REIT with the SEC pursuant to Rule 434(b)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) on October 11, 2013. A copy of the Prospectus is included herewith as Exhibit 5.1 and is incorporated herein by reference.

Item 5.03	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Company Merger, the Company ceased to exist and REIT Merger Sub continued as the surviving corporation. The Articles of Incorporation and Bylaws of REIT Merger Sub in existence prior to the Effective Time became the Articles of Incorporation and Bylaws of the Surviving Corporation. Copies of the organizational documents of the Surviving Corporation are included herewith as Exhibits 3.3, 3.4, 3.5, 4.3 and 4.4 and are incorporated herein by reference.

See also Items 2.01 and 3.03 of this Current Report on Form 8-K above, which information is incorporated by reference into this Item 5.03.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 15, 2013, Brookfield Office Properties Inc. issued a press release announcing the consummation of the Mergers and the results of the Tender Offer, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit No.	Filing Date

2.1†	Agreement and Plan of Merger by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings L.P., Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC dated as of April 24, 2013	8-K	001-31717	2.1	April 25, 2013

2.2	Waiver and First Amendment to Agreement and Plan of Merger, dated as of May 19, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	May 20, 2013

2.3	Second Amendment to Agreement and Plan of Merger, dated as of July 10, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	July 11, 2013

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit No.	Filing Date

2.4	Third Amendment to Agreement and Plan of Merger, dated as of August 14, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	August 15, 2013

3.1	Articles of Incorporation of Brookfield DTLA Fund Office Trust Investor Inc.	S-4	333-189273	3.1	June 12, 2013

3.2	Amended and Restated Bylaws of Brookfield DTLA Fund Office Trust Investor Inc.	S-4/A	333-189273	3.2	October 9, 2013

3.3	Articles of Incorporation of Brookfield DTLA Fund Office Trust Inc.	S-4	333-189273	3.3	June 12, 2013

3.4	Bylaws of Brookfield DTLA Fund Office Trust Inc.	S-4	333-189273	3.4	June 12, 2013

3.5	Articles of Amendment of Brookfield DTLA Fund Office Trust Inc.	S-4/A	333-189273	3.5	October 9, 2013

4.1	Articles Supplementary of Brookfield DTLA Fund Office Trust Investor Inc. 7.625% Series A Cumulative Redeemable Preferred Stock	S-4/A	333-189273	4.1	August 27, 2013

4.2	Articles Supplementary of Brookfield DTLA Fund Office Trust Investor Inc. 15% Series B Cumulative Nonvoting Preferred Stock	S-4/A	333-189273	4.2	August 27, 2013

4.3	Articles Supplementary of Brookfield DTLA Fund Office Trust Inc. 7.625% Series A Cumulative Redeemable Preferred Stock	S-4/A	333-189273	4.3	August 27, 2013

Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit No.	Filing Date

4.4	Articles Supplementary of Brookfield DTLA Fund Office Trust Inc. 15% Series B Cumulative Nonvoting Preferred Stock	S-4/A	333-189273	4.4	August 27, 2013

5.1	Prospectus of Brookfield DTLA Fund Office Trust Investor Inc. filed pursuant to Rule 424(b)(3)	424B3	333-189273	Schedule I	October 11, 2013

99.1**	Press release dated October 15, 2013
_________

†	Pursuant to Regulation S-K 601(b)(2), we have not filed schedules related to this agreement. Copies of such schedules will be furnished supplementally to the SEC upon request.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INC.
(successor by merger to MPG Office Trust, Inc.)

/s/ G. MARK BROWN
G. Mark Brown Global Chief Investment Officer

Dated:   As of October 15, 2013